UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

SPRINGWORKS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39044	83-4066827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Washington Blvd Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 883-9490

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2025, SpringWorks Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders to consider and vote on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 4, 2025. The final voting results are set forth below.

Proposal 1 - Election of Directors

The stockholders elected the person named below to serve as a Class III directors of the Company for a three-year term that expires at the Company’s annual meeting of stockholders in 2028 and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Withheld	Abstentions/ Non-Votes
Alan Fuhrman	43,174,031	18,299,164	5,849,167
Julie Hambleton, M.D.	58,259,812	3,213,383	5,849,167
Daniel S. Lynch, M.B.A.	57,963,373	3,509,822	5,849,167

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
66,999,344	306,312	16,706

Proposal 3 - Non-Binding Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting of stockholders. The results of such vote were as follows:

Votes For	Votes Against	Abstentions/ Non-Votes
57,606,702	3,851,046	5,864,614

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpringWorks Therapeutics, Inc.

Date: May 14, 2025	By:	/s/ Francis I. Perier, Jr.
Francis I. Perier, Jr.
Chief Financial Officer